UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 6, 2024 bleuacacia ltd
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41074	98-1582905
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Fifth Avenue New York, New York	10110
(Address of principal executive offices)	(Zip Code)

(212) 935-5599
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, one right and one-half of one redeemable warrant	BLEUU	NASDAQ

Class A ordinary shares, $0.0001 par value per share	BLEU	NASDAQ

Rights to acquire one-sixteenth of one Class A ordinary share	BLEUR	NASDAQ

Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	BLEUW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing rule or Standard; Transfer of Listing

On September 6, 2024, bleuacacia ltd (the “Company”) received a notice (the “Notice”) from the Listing Qualifications department of The Nasdaq Stock Market LLC (“Nasdaq”) that the Company no longer complies with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”), which requires companies with securities listed on Nasdaq to timely file all required periodic reports with the U.S. Securities and Exchange Commission (the “SEC”). As previously disclosed in the Notification of Late Filing on Form 12b-25 filed by the Company with the SEC on August 15, 2024 (the “Form 12b-25”), the Company is delayed in filing its Quarterly Report on Form 10-Q for the period ended June 30, 2024 (the “Form 10-Q”) due to the reasons described in the Form 12b-25.

The Notice has no immediate effect on the listing or trading of the Company’s common stock on Nasdaq.

The Company has 60 calendar days, or until November 5, 2024, to submit a plan to regain compliance with the Listing Rule (the “Plan”). Pursuant to the Notice, if Nasdaq accepts the Plan, Nasdaq can grant the Company an exception of up to 180 calendar days from the due date of the Form 10-Q, or until February 17, 2025, to regain compliance with the Listing Rule.

There can be no assurance that the Company will be able to regain compliance within the applicable time period. In addition, if the Company does not regain compliance within the applicable time period, Nasdaq could provide a notice that the Company’s securities will become subject to delisting. If the Company receives such delisting notice, Nasdaq rules permit the Company to appeal the decision to a hearings panel.

Item 7.01.	Regulation FD Disclosure.

On September 11, 2024, the Company issued a press release disclosing the receipt of the Notice. A copy of the press release is being furnished herewith as Exhibit 99.1.

The information furnished in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated September 11, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 11, 2024

bleuacacia ltd

	By:	/s/ Thomas Northover
	Name:	Thomas Northover
	Title:	Executive Director